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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                   ________


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                Date of Report
                                August 14, 1997


                             NUEVO ENERGY COMPANY
            (Exact name of registrant as specified in its charter)



         DELAWARE                       0-10537                76-0304436
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                            1331 LAMAR, SUITE 1650
                             HOUSTON, TEXAS  77010
                   (Address of principal executive offices)



                                (713) 652-0706
             (Registrant's telephone number, including area code)





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

    Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

    Not applicable


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

    Not applicable


ITEM 5.  OTHER EVENTS

    Attached hereto as Exhibit 99 is the Press Release announcing the resignation of Michael D. Watford from the positions of President, Chief Executive Officer and Chief Operating Officer of Nuevo Energy Company, the appointment of Douglas L. Foshee as its President and Chief Executive Officer and the intention of Mr. J. P. Bryan to resign his chairmanship of Nuevo Energy Company by the end of 1997.


ITEM 6.  REGISTRATION OF REGISTRANT'S DIRECTORS

    Not applicable


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99 Copy of the Press Release announcing the resignation of Michael D. Watford from the positions of President, Chief Executive Officer and Chief Operating Officer of Nuevo Energy Company, the appointment of Douglas L. Foshee as its President and Chief Executive Officer and the intention of Mr. J. P. Bryan to resign his chairmanship of Nuevo Energy Company by the end of 1997.


ITEM 8.  CHANGE IN FISCAL YEAR

    Not applicable


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

    Not applicable

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                                  SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             NUEVO ENERGY COMPANY


August 29, 1997              By:        /s/ Douglas L. Foshee
                                ----------------------------------------
                                Name:   Douglas L. Foshee
                                Title:  President and Chief Executive
                                        Officer

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